Income Taxes	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 14. INCOME TAXES

During the years ended December 31, 2021 and 2020, the Company did not incur any tax expense or benefit as the Company operated with taxable losses and provided a full valuation allowance.

The provision for income taxes differs from the amount computed by applying the federal statutory income tax rate to loss before taxes as follows (in thousands):

	Year Ended December 31,
	2021	2020
Federal tax benefit at statutory rate	$(6,433)	$(6,651)
State taxes	(1,729)	(1,757)
Change in fair value of derivative	735	2,284
Change in fair value of warrant liability	(105)	—
Change in fair value of earnout liability	(1,948)	—
Non-deductible expenses	633	231
Research and development credits	(1,095)	(298)
Change in valuation allowance	10,095	6,191
Other	(153)	—
Provision for income taxes	$—	$—

Significant components of the Company’s net deferred tax assets (liabilities) as of December 31, 2021 and 2020 were as follows (in thousands):

	December 31,
	2021	2020
Deferred tax assets:
Accrued expenses and other	$510	$592
Intangibles	407	369
Net operating losses	14,683	6,046
Research and development credits	1,410	315
Stock based compensation	222	179
Lease Liability	760	485
Unrealized gain/loss	13	—
Total deferred tax assets	18,005	7,986
Valuation allowance	(17,682)	(7,587)
Total net deferred tax assets	323	399

Deferred tax liabilities:
Right-of-use asset	(302)	(399)
Fixed assets	(21)	—
Total deferred tax liabilities	(323)	(399)
Net deferred tax assets	$—	$—

A valuation allowance is provided when it is more likely than not that some portion of the deferred tax assets will not be realized. The Company believes that, based on a number of factors such as the history of operating losses, it is more likely than not that the deferred tax assets will not be fully realized, such that a full valuation allowance has been recorded. The valuation allowance increased by $10.1 million and $6.2 million for the years ended December 31, 2021 and 2020, respectively.

The following table sets forth the Company’s federal and state net operating loss carryforwards as of December 31, 2021 (amounts in thousands):

	Amount	Expiration Years
Net operating losses, Federal	$53,071	Do not expire
Net operating losses, states primarily California	$45,442	2038 – 2041

As of December 31, 2021, the Company had research and development credit carryforwards of approximately $1.3 million and $1.0 million available to reduce future taxable income, if any, for both federal and California state income tax purposes, respectively. The federal research and development credit carryforwards begin expiring in 2040, and California credits carryforward indefinitely.

Utilization of the net operating loss carryforwards and research credit carryforwards may be subject to an annual limitation due to the ownership percentage change limitations provided by the Internal Revenue Code, as amended (“IRC”), and similar state provisions. Annual limitations may result in the expiration of the net operating losses and tax credit carryforwards before they are utilized. As of December 31, 2021, the Company has completed an IRC Section 382 analysis from inception through the year ended December 31, 2021. Old Jasper experienced an ownership change on November 21, 2019 related to Series A redeemable convertible preferred stock financing. Any net operating loss generated in excess of the $2.9 million will be permanently limited for California tax purposes. The Company reduced its California net operating loss deferred tax assets balance by the permanently limited amount of $0.6 million. Net federal operating losses are not limited as they can be carried forward indefinitely. We experienced an additional ownership change on September 24, 2021. However, we do not expect there are additional tax attributes that will expire unused before the expiration periods.

Uncertain Tax Positions

A reconciliation of the beginning and ending balances of the unrecognized tax benefits during the periods ended December 31, 2021 and 2020 is as follows (in thousands):

	Year Ended December 31,
	2021	2020
Balance at beginning of year	$252	$17
Additions based on tax positions related to current year	576	235
Balance at end of year	$828	$252

The Company recognizes interest accrued related to unrecognized tax benefits and penalties as income tax expense. Related to the unrecognized tax benefits noted above, the Company did not accrue any penalties or interest during tax years 2021 and 2020. The Company does not expect its unrecognized tax benefit to change materially over the next twelve months.

The Company is subject to examination by the United States federal and state tax authorities for the tax years 2018 and later State income tax returns are generally subject to examination for a period of four years after filing of the respective return. To the extent the Company has tax attribute carryforwards, the tax years in which the attribute was generated may still be adjusted upon examination by the Internal Revenue Service and state tax authorities to the extent utilized in a future period.

On March 27, 2020, the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) was enacted and signed into law, and U.S. GAAP requires recognition of the tax effects of new legislation during the reporting period that includes the enactment date. The CARES Act includes changes to the tax provisions that benefits business entities and makes certain technical corrections to the Tax Cuts and Jobs Act of 2017. The tax relief measures for businesses include a five-year net operating loss carryback, suspension of annual deduction limitation of 80% of taxable income from net operating losses generated in a tax year beginning after December 31, 2017 through December 31, 2020, changes the deductibility of interest, acceleration of alternative minimum tax credit refunds, payroll tax relief, and a technical correction to allow accelerated deductions for qualified improvement property.

The CARES Act also provides other non-tax benefits to assist those impacted by the pandemic. The Company evaluated the impact of the CARES Act and determined that its adoption did not have a material impact to the income tax provision for the years ended December 31, 2021 and 2020.

On December 21, 2020, the President of the United States signed into law the “Consolidated Appropriations Act, 2021”, which includes further COVID-19 economic relief and extension of certain expiring tax provisions. The relief package includes a tax provision clarifying that businesses with forgiven Paycheck Protection Program loans can deduct regular business expenses that are paid for with the loan proceeds. Additional pandemic relief tax measures include an expansion of the employee retention credit, enhanced charitable contribution deductions and a temporary full deduction for business expenses for food and beverages provided by a restaurant. These benefits do not have a material impact on the Company’s current tax provision.